Exhibit 10.1

EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT

Dated as of March 5, 2012

INCREMENTAL ASSUMPTION AGREEMENT among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), each Subsidiary listed on the signature pages hereto as a “U.S. Borrower” (the “U.S. Subsidiary Borrowers” and, together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (the “Canadian Borrower”), United Rentals Financing Limited Partnership, a Delaware partnership (the “Specified Loan Borrower”, and together with the U.S. Borrowers and the Canadian Borrower, the “Borrowers”), each other Subsidiary listed on the signature pages hereto as a “Guarantor” (the “Guarantors”), the banks, financial institutions and other institutional lenders party hereto and Bank of America, N.A., as agent (the “Agent”).

PRELIMINARY STATEMENTS:

(1)                                 The Borrowers, the Guarantors, the Agent and the other agents and lenders named therein have entered into an Amended and Restated Credit Agreement dated as of October 14, 2011, which was amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 16, 2011 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.

(2)                                 The Borrowers, each Increasing Lender (as hereinafter defined) and the Agent have agreed to enter into this Agreement in order to effectuate a Commitment Increase (this “Commitment Increase”) in accordance with Section 2.8 of the Credit Agreement.

SECTION 1.                            Commitment Increase. Pursuant to Section 2.8 of the Credit Agreement:

(a)                                 Subject to the satisfaction of the conditions precedent set forth in Section 2, on the Effective Date (as hereinafter defined), each U.S. Lender listed on the signature pages hereof as an “Increasing Lender” (each, an “Increasing Lender”) shall (i) if such Increasing Lender is a Lender under the Credit Agreement before giving effect to this Agreement, increase its existing U.S. Revolving Credit Commitment to the amount set forth opposite such Lender’s name on Schedule 1 hereto and (ii) if such Increasing Lender is not a Lender under the Credit Agreement before giving effect to this Agreement (such Increasing Lender, an “Assuming Lender”), hereby make a U.S. Revolving Credit Commitment under the Credit Agreement as of the date hereof equal to the amount set forth opposite such Assuming Lender’s name on Schedule 1 hereto.

(b)                                 As of the Effective Date and immediately after giving effect to this Commitment Increase, the Maximum Revolver Amount shall be $1,900,000,000 and the Maximum U.S. Revolver Amount shall be $1,730,000,000.

SECTION 2.                            Conditions to Effectiveness. This Agreement shall become effective as of the later date (the “Effective Date”) of the date specified in the Notice of Requested

Commitment Increase in respect of this Commitment Increase and the date on which the following items have been received by the Agent:

(a)                                 Counterparts of this Agreement executed by the Obligors, the Agent, each Increasing Lender or, as to any Increasing Lender, advice satisfactory to the Agent that such Lender has executed this Agreement;

(b)                                 A certificate signed by a duly authorized officer of the Borrowers’ Agent stating that:

(i)                                     The representations and warranties contained in each of the Loan Documents and this Agreement are correct on and as of the Effective Date as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a date other than the Effective Date; and

(ii)                                  No Default or Event of Default shall exist both before and after giving effect to this Commitment Increase;

(c)                                  (i) Opinions of counsel for the U.S. Obligors (including Canadian counsel to United Rentals of Nova Scotia (No.1), ULC and United Rentals of Nova Scotia (No. 2), ULC) reasonably satisfactory to the Agent, addressing among other things the due authorization, execution and delivery of this Agreement, the enforceability of the Loan Documents, after giving effect to this Agreement, and the continuing validity of the security interests in the U.S. Collateral created pursuant to the Loan Documents and the perfection thereof; (ii) a certificate as to the good standing or status of each U.S. Obligor as of a recent date, from such Secretary of State or other Governmental Authority; (iii) a certificate of the Secretary or Assistant Secretary or Officer of each U.S. Obligor dated the Effective Date and certifying (A) that the certificate or articles of incorporation/amalgamation/amendment or memoranda of association (or similar Organization Documents) of such U.S. Obligor and the by-laws (or similar Organization Documents) of such U.S. Obligor have not been amended since such Organization Documents were delivered to the Agent on the Closing Date (or such later date that any U.S. Obligor’s Organization Documents were delivered to the Agent pursuant to Section 8.25 of the Credit Agreement (each such later date, an “Additional Obligor Date”)) and the Organization Documents delivered on the Closing Date (or applicable Additional Obligor Date, as the case may be) are in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or the equivalent governing body) of such U.S. Obligor authorizing the authorization, execution and delivery of this Agreement, the performance of the Loan Documents, after giving effect to this Agreement and, in the case of the Borrowers, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Obligor; and (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iii) above.

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(d)                                 Evidence that concurrently with the effectiveness of this Commitment Increase, in accordance with Section 2.8(b) of the Credit Agreement, (i) the U.S. Lenders shall have made advances among themselves (through the Agent) so that after giving effect to this Commitment Increase, the U.S. Revolving Loans and Specified Loans will be held by the U.S. Lenders on a pro rata basis in accordance with each U.S. Lender’s Pro Rata Share (after giving effect to the applicable Commitment Increase) and (ii) the U.S. Borrowers shall have paid to the applicable U.S. Lenders any amounts payable in respect thereof in accordance with Section 5.4 of the Credit Agreement (with any reduction in U.S. Revolving Loans or Specified Loans of any U.S. Lender pursuant to Section 2.8(b) of the Credit Agreement being deemed a prepayment for purposes of Section 5.4 of the Credit Agreement).

(e)                                  Evidence that the Borrowers shall have paid any and all fees and expenses owing to the Agent and the Lenders in respect of this Commitment Increase.

SECTION 3.                            Reference to and Effect on the Credit Agreement; Confirmation of Guarantors. (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, after giving effect to this Agreement.

(b)                                 Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the U.S. Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Loan Documents and the Canadian Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Canadian Obligations of the Canadian Obligors under the Loan Documents.

(c)                                  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4.                            Assuming Lender. Each Assuming Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 12.2(a) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder (including, without limitation, pursuant to the second paragraph of Section 13.1 of the Credit Agreement) and, to the extent of its U.S. Revolving Credit Commitment and its pro rata portion of the U.S. Revolving Loans and Specified Loans (collectively, the “Assigned Interest”), shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it

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has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.2(a) or (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest, (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assuming Lender, and (viii) it is a United States person for purposes of the Code; and (b) agrees that (i) it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (iii) such Lender will at all material times continue to be a United States person for purposes of the Code.

SECTION 5.                            Costs, Expenses. The U.S. Borrowers agree to pay on demand to the Agent all reasonable and documented out-of-pocket costs and expenses that the Agent pays or incurs in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, Attorney Costs) in accordance with the terms of Section 14.7 of the Credit Agreement.

SECTION 6.                            Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.                            Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED RENTALS, INC., as Guarantor

By:		/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS (NORTH AMERICA), INC.,
as a U.S. Borrower and as a Guarantor

By:		/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title	Senior Vice President and Treasurer

UNITED RENTALS OF CANADA, INC.,
as the Canadian Borrower and as a Guarantor

By:		/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS FINANCING LIMITED
PARTNERSHIP, as the Specified Loan Borrower
and as a Guarantor

By:	UNITED RENTALS OF NOVA SCOTIA
(No. 1), ULC, its Managing Partner

	By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS NORTHWEST, INC.,
as a U.S. Borrower and as a Guarantor

By:		/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

Signature Pages to Incremental Assumption Agreement

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC, as a Guarantor

By:			/s/ Irene Moshouris
	Name:		Irene Moshouris
	Title:		Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.,
as a Guarantor

By:			/s/ Irene Moshouris
	Name:		Irene Moshouris
	Title:		Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1),
ULC, as a Guarantor

By:			/s/ Irene Moshouris
	Name:		Irene Moshouris
	Title:		Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2),
ULC, as a Guarantor

By:			/s/ Irene Moshouris
	Name:		Irene Moshouris
	Title:		Vice President and Treasurer

UR CANADIAN FINANCING PARTNERSHIP,
as a Guarantor

By:	UNITED RENTALS FINANCING LIMITED PARTERSHIP, its Managing Partner

	By:	UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, its Managing Partner

	By:		/s/ Irene Moshouris
		Name:	Irene Moshouris
		Title:	Vice President and Treasurer

Signature Pages to Incremental Assumption Agreement

BANK OF AMERICA, N.A.,
as a Agent

By:	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Sr. Vice President

Signature Pages to Incremental Assumption Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Increasing Lender and Assuming Lender

By:		/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:		/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

Signature Pages to Incremental Assumption Agreement

SCHEDULE 1

Increasing Lender	U.S. Revolving Credit Commitment (after giving effect to the Commitment Increase)
Deutsche Bank AG New York Branch	$100,000,000